UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 08, 2022

LENSAR, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39473	32-0125724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Discovery Drive
Orlando, Florida		32826
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 536-7271

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNSR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 8, 2022, LENSAR, Inc. (the “Company”) issued a press release announcing its application for certification of the ALLY™ Adaptive Cataract Treatment System (“ALLY” or the “ALLY System”) in the European Union. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

On September 8, 2022, the Company announced its application for certification of ALLY in the European Union. The CE Mark, if affixed following successful completion of the certification process, allows for commercialization of ALLY in the European Union. The application for certification in the European Union follows U.S. FDA clearance of ALLY in June 2022. If ALLY is certified and CE marked, the Company plans to make the system commercially available to European surgeons through a distributor network, similar to the approach taken for its first-generation LENSAR Laser System.

Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the potential regulatory approval and commercialization of ALLY in jurisdictions outside the U.S. Forward-looking statements may be identified by words such as “anticipates,” “believe,” “continue,” “expect,” “intend,” “may,” “plan to,” “potential,” “projects,” “will,” and other similar words or expressions, or the negative of these words or similar words or expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, including, without limitation, the risks referred to under the section “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, as such factors may be updated from time to time in the Company’s other filings with the SEC, which filings are accessible on the SEC’s website at www.sec.gov and the Investors & Media page of the Company’s website at https://ir.lensar.com. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, the Company has no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of LENSAR, Inc., dated September 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LENSAR, Inc.

Date:	September 8, 2022	By:	/s/ Nicholas T. Curtis
		Name: Title:	Nicholas T. Curtis Chief Executive Officer